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                                                                     Exhibit 4.1


                     AMERICAN SAFETY INSURANCE GROUP, LTD.
                    Incorporated under the laws of Bermuda
NUMBER                                                                    SHARES
                                                                           CUSIP


     This is to certify that _________________________ is the owner of _________________ fully paid and non-assessable Common Shares of par value of $0.01 each of American Safety Insurance Group, Ltd. transferable on the books of the Company by the holder hereof in person or duly authorized attorney upon surrender of this Certificate properly endorsed.

     Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated____________________


                                      __________________________________________
                                      President and Chief Executive Officer


                                      __________________________________________
                                      Secretary


SunTrust Bank, Atlanta
as Transfer Agent and Registrar


By______________________
  Authorized Signature

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The Bye-Laws of the Company contain provisions that limit the voting rights that may be exercised by certain holders of Common Shares. The Bye-Laws provide that, so long as the Controlled Shares (as such term is defined in the Bye-Laws) of any person constitute 9.5% or more of the issued and outstanding Common Shares, the combined voting rights with respect to the Controlled Shares owned by such person shall be limited, in the aggregate, to a voting power of 9.5%.
The Company will furnish without charge to each shareholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common       UNIF GIFT MIN ACT________ Custodian_________
                                                      (Cust)            (Minor)
TEN ENT--as tenants by the entireties             Under Uniform Gifts to Minors
                                                  Act (State)___________________
JT TEN--as joint tenants with right
        of survivorship and not as
        tenants in common

Additional abbreviations may also be used though not in the above list.

For value received_____________ hereby sell, assign and transfer unto
Please insert social security or other identifying number of assignee
+---------------------------------------+
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________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee


________________________________________________________________________________


________________________________________________________________________________
of the Common Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint______


________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated____________________

________________
NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, of any change whatever.



Signature(s) Guaranteed:



___________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.

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